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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported):            April 27, 2005


                                ARRIS GROUP, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                      000-31254               58-2588724
      ----------------------------           ------------        -------------------
      (State or other jurisdiction           (Commission           (I.R.S. Employer
            of incorporation)                File Number)        Identification No.)

 3871 Lakefield Drive, Suwanee, Georgia                                30024
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:             678-473-8300

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On April 27, 2005, ARRIS Group, Inc. issued a press release regarding financial results for the first quarter ended March 31, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits


         99.1     Press Release issued April 27, 2005.


The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ARRIS Group, Inc.


                                       By: /s/ David B Potts
                                           --------------------------------
                                           David B Potts
                                           Executive Vice President and CFO


Date:  April 27, 2005



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                                  EXHIBIT INDEX

99.1     Press Release dated April 27, 2005